THE ADVISORS’ INNER CIRCLE FUND III

Penn Mutual AM Strategic Income Fund

(the “Fund”)

Supplement dated January 16, 2025

to the Fund’s Prospectus, dated May 1, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

I.	Zhiwei Ren no longer serves as a portfolio manager for the Fund. Accordingly, effective immediately, all references to Mr. Ren in the Prospectus are hereby deleted.

II.	Scott Ellis now serves as a portfolio manager for the Fund. Accordingly, effective immediately, the Prospectus is hereby amended and supplemented as follows:

1.	The following is added to the “Portfolio Managers” section of the Prospectus:

Scott Ellis, CFA, Head of Fixed Income and Portfolio Manager, has managed the Fund since January 2025.

2.	In the “Portfolio Managers” section of the Prospectus, the disclosure relating to Mr. Ellis is hereby deleted and replaced with the following:

Scott Ellis, CFA, Head of Fixed Income and Portfolio Manager, serves as co-manager of the Strategic Income Fund and 1847 Income Fund. Mr. Ellis joined the Adviser in September 2016 and is responsible for the oversight of the Adviser’s fixed-income investment teams. In addition, Mr. Ellis co-leads the management of the Adviser’s balanced income and high yield strategies, and he is responsible for analysis and portfolio management of investment-grade and high yield corporate credit securities. Prior to joining the Adviser, Mr. Ellis was an investment manager and credit analyst for Aberdeen Asset Management. While at Aberdeen, Mr. Ellis oversaw U.S. investment-grade, U.S. and global high yield securities with a specialization in the chemicals, paper, packaging and forest products industries. He was also responsible for coverage of European high yield credits while working in Aberdeen’s London office and helped develop and train the European high yield research team. Mr. Ellis graduated with distinction from the University of Michigan with a Bachelor of Arts degree in Sociology with a concentration in Business. Mr. Ellis has been a Chartered Financial Analyst (CFA) charterholder since 2012.

Please retain this supplement for future reference.

PNN-SK-006-0100

THE ADVISORS’ INNER CIRCLE FUND III

Penn Mutual AM Strategic Income Fund

(the “Fund”)

Supplement dated January 16, 2025 to the Fund’s

Statement of Additional Information (“SAI”), dated May 1, 2024

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

I.	Zhiwei Ren no longer serves as a portfolio manager for the Fund. Accordingly, effective immediately, all references to Mr. Ren in the SAI are hereby deleted.

II.	Scott Ellis now serves as a portfolio manager for the Fund. Accordingly, effective immediately, the SAI is hereby amended and supplemented as follows:

1.	The row relating to Mr. Ellis in the “Fund Shares Owned by Portfolio Managers” table in “The Portfolio Managers” section of the SAI is hereby deleted and replaced with the following:

Name	Dollar Range of Fund Shares Owned (Fund)[1]
Scott Ellis	None (Strategic Income Fund)[2] $10,001 - $50,000 (1847 Income Fund)

[1]	Valuation date is December 31, 2023, unless otherwise noted.
[2]	Valuation date is December 31, 2024.

2.	In the section of the SAI titled “The Portfolio Managers,” the first paragraph of the subsection titles “Other Accounts” is amended and restated as follows, and the row relating to Mr. Ellis in the “Other Accounts” table is hereby deleted and replaced with the following:

Other Accounts. In addition to the Funds, the portfolio managers also may be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of December 31, 2023, unless otherwise noted.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Scott Ellis*	1	$126	1	$109	5	$28,995

*	Valuation date is December 31, 2024.

Please retain this supplement for future reference.

PNN-SK-006-0200